UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Tortoise Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2020

TORTOISE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38823	83-2538002
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5100 W. 115th Place Leawood, KS	66211
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SHLL.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	SHLL	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SHLL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 28, 2020, Tortoise Acquisition Corp. (“TortoiseCorp”) issued a press release announcing that its stockholders voted to approve the proposed business combination with Hyliion Inc. (“Hyliion”) and certain related proposals, and that it has adjourned its virtual Special Meeting of Stockholders to September 30, 2020 at 1:00 p.m., Eastern time, to provide its stockholders with additional time to vote on one of the ancillary proposals described in its definitive proxy statement, dated September 8, 2020 (the “Proxy Statement”).

A copy of the press release is attached as Exhibit 99.1 hereto. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of TortoiseCorp under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of TortoiseCorp’s and Hyliion’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of TortoiseCorp and Hyliion. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions; the risk that the approval of the TortoiseCorp stockholders for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of TortoiseCorp and Hyliion; the amount of redemption requests made by the TortoiseCorp stockholders; the occurrence of events that may give rise to a right of one or both of TortoiseCorp and Hyliion to terminate the Business Combination Agreement; risks related to the rollout of Hyliion’s business and the timing of expected business milestones; the effects of competition on Hyliion’s business; and those factors discussed in TortoiseCorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 under the heading “Risk Factors,” and other documents of TortoiseCorp filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither TortoiseCorp nor Hyliion presently know or that TortoiseCorp and Hyliion currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect TortoiseCorp’s and Hyliion’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. TortoiseCorp and Hyliion anticipate that subsequent events and developments will cause their assessments to change. However, while TortoiseCorp and Hyliion may elect to update these forward-looking statements at some point in the future, TortoiseCorp and Hyliion specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing TortoiseCorp’s or Hyliion’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information and Where to Find It

In connection with the Proposed Transactions, TortoiseCorp has filed the Proxy Statement with the SEC and distributed it to holders of TortoiseCorp’s common stock in connection with TortoiseCorp’s solicitation of proxies for the vote by the TortoiseCorp stockholders with respect to the Proposed Transactions and other matters as described in the Proxy Statement. TortoiseCorp Stockholders and other interested parties are urged to read the Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about TortoiseCorp, Hyliion and the Proposed Transactions. TortoiseCorp stockholders and other interested parties may obtain free copies of the Proxy Statement and other documents filed with the SEC by TortoiseCorp through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Tortoise Acquisition Corp., 5100 W. 115th Place, Leawood, KS or (913) 981-1020.

Participants in the Solicitation

TortoiseCorp and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of TortoiseCorp is set forth in the Proxy Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement and other relevant materials filed with the SEC regarding the Proposed Transactions. TortoiseCorp stockholders and other interested persons should read the Proxy Statement carefully before making any voting decisions. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated September 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2020
TORTOISE ACQUISITION CORP.

	By:	/s/ Vincent T. Cubbage
		Name:	Vincent T. Cubbage
		Title:	Chief Executive Officer and President

Exhibit 99.1

Tortoise Acquisition Corp. Announces Approval of Business Combination and Adjourns Special Meeting of Stockholders to September 30, 2020

NEW YORK, September 28, 2020 – Tortoise Acquisition Corp. (NYSE: SHLL) (“TortoiseCorp”) today announced that its stockholders voted to approve the proposed business combination between TortoiseCorp and Hyliion Inc. (“Hyliion”) and certain related proposals and that it has adjourned its virtual Special Meeting of Stockholders to September 30, 2020 at 1:00 p.m., Eastern time (the “Special Meeting”) to provide its shareholders additional time to vote on one of the ancillary proposals described in TortoiseCorp’s definitive proxy statement, dated September 8, 2020 (the “Proxy Statement”). To attend the reconvened virtual meeting, please visit https://www.cstproxy.com/tortoiseacquisitioncorp/sm2020.

TortoiseCorp urges its stockholders who have not voted to do so as soon as possible. TortoiseCorp received overwhelming support from stockholders for the proposed business combination with Hyliion. A sufficient number of votes to approve the business combination were received and TortoiseCorp expects to close the transaction on Thursday, October 1, 2020. However, TortoiseCorp values the input of all stockholders and has adjourned the Special Meeting to provide stockholders who have not voted with additional time to vote their shares on one of the ancillary proposals. If you have any questions regarding the Special Meeting or need assistance voting your shares, please contact TortoiseCorp’s proxy solicitor, Morrow Sodali LLC, by telephone at (800) 662-5200 or by email at SHLL.info@investor.morrowsodali.com.

In connection with the proposed business combination, TortoiseCorp filed the Proxy Statement with the U.S. Securities and Exchange Commission (the “SEC”) on September 8, 2020, and the Proxy Statement and proxy card were mailed shortly thereafter to stockholders of record as of the close of business on August 24, 2020. The Proxy Statement is available on the Investor Information section of TortoiseCorp’s website, as well as www.sec.gov. TortoiseCorp stockholders are encouraged to read the definitive proxy materials, including, among other things, the reasons for TortoiseCorp’s Board of Directors’ unanimous recommendation that stockholders vote “FOR” the business combination and the other stockholder proposals set forth in the proxy materials as well as the background of the process that led to the pending business combination with Hyliion.

About Tortoise Acquisition Corp.

Tortoise Acquisition Corp. (NYSE: SHLL) is a special purpose acquisition company formed for the purpose of effecting a merger, stock exchange, acquisition, reorganization or similar business combination with one or more businesses. Our strategy has been to combine with a company to take advantage of the global opportunities created by the energy transition including clean energy generation and storage, alternative fuels and transportation, technological advances and changes in energy policies.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding TortoiseCorp’s proposed acquisition of Hyliion and TortoiseCorp’s ability to consummate the transaction are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, TortoiseCorp disclaims any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. TortoiseCorp cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of TortoiseCorp. In addition, TortoiseCorp cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TortoiseCorp or Hyliion; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of TortoiseCorp, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts TortoiseCorp’s or Hyliion’s current plans and operations; (v) Hyliion’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Hyliion to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Hyliion may be adversely affected by other economic, business and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TortoiseCorp’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020. TortoiseCorp's SEC filings are available publicly on the SEC’s website at www.sec.gov.

Investor Contact:

Morrow Sodali LLC

Donna Corso or Ryan Loveless

(800) 662-5200

(Banks and Brokers call collect at (203) 658-9400)

SHLL.info@investor.morrowsodali.com

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